EXHIBIT 99.2

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS


The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2002 and the unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2002 and the year ended December 31, 2001 of Whitewing Environmental Corp. (formerly Whitewing Labs, Inc.) ("WW"), and Total Recycling Services, Inc. (formerly Total Filter Recycling, Inc.) ("TRS"), are based on the historical financial statements of TRS and WW after giving effect to the merger as a purchase of WW by TRS using the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. On May 3, 2002, WW issued 28 million shares to the TRS stockholders in exchange for 100% of TRS' outstanding shares. Because the former TRS stockholders will own approximately 80% of the merged company after the completion of the merger, TRS is considered to be the accounting acquirer in the transaction.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2002 is presented to give effect to the merger as if it occurred on March 31, 2002 and combines the historical balance sheets of WW and TRS at March 31, 2002. The unaudited pro forma condensed consolidated statements of operations of TRS and WW for the periods ended March 31, 2002 and December 31, 2001 are presented as if the combination had taken place on January 1, 2001.

The pro forma condensed consolidated financial statements have been obtained from, and should be read with, the historical consolidated financial statements and accompanying notes of WW included in WW's annual report on Form 10-KSB for the year ended December 31, 2001 filed on April 1, 2002, and Form 10QSB for the three months ended March 31, 2002 filed on May 15, 2002 and the historical financial statements and accompanying notes of TRS which are included in this Form 8-K filing.

The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and, while they are based on assumptions that Management believes are reasonable, they are not necessarily indicative of the financial position or results of operations of WW that would have occurred had the merger been completed as of the dates indicated. The unaudited pro forma condensed consolidated financial statements are not meant to project WWs' financial position or results of operations for any period or as of any date, nor do they give effect to any matters other than those described above or in the notes.

Under the purchase method of accounting, the total estimated purchase price, calculated as described in Note 1 to these unaudited pro forma condensed consolidated financial statements, is allocated to the net tangible and intangible assets of WW, based on their fair values as of the completion of the merger.

                                 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                                   OPERATIONS WHITEWING ENVIRONMENTAL CORP. (FORMERLY
                                 WHITEWING LABS, INC.) AND TOTAL RECYCLING SERVICE, INC.
                                        (FORMERLY TOTAL FILTER RECYCLING, INC.)

                                                                                MARCH 31, 2002
                                                                 HISTORICAL
                                                       ------------------------------    PRO FORMA           PRO FORMA
                                                             WW             TRS         ADJUSTMENTS         CONSOLIDATED
                                                       --------------  --------------  --------------      --------------
                                     ASSETS

CURRENT ASSETS:
Cash and cash equivalents                              $      20,586   $      60,073   $     800,000  a    $     880,659

Short-term investments                                       411,727                                             411,727
Accounts receivable, net                                                     579,958                             579,958
Inventory                                                                    203,527                             203,527
Note receivable                                               64,164                                              64,164
Due from affiliate                                                            95,294                              95,294
Prepaid expenses                                                              79,799                              79,799
Other current assets                                           4,687          36,135         (17,543) a           23,279
                                                       --------------  --------------  --------------      --------------

Total current assets                                         501,164       1,054,786         782,457           2,338,407
                                                       --------------  --------------  --------------      --------------

PROPERTY AND EQUIPMENT, net                                    1,835       1,187,610                           1,189,445
                                                       --------------  --------------  --------------      --------------


OTHER ASSETS:
Note receivable                                              120,288                                             120,288
Goodwill                                                                      85,390       1,122,750  b        2,788,479
                                                                                           2,199,135  c
                                                                                            (618,796) c
Other intangibles                                                            454,402                             454,402
Investment in affiliate - at equity                                          122,182                             122,182
Other assets                                                                  59,578                              59,578
                                                       --------------  --------------  --------------      --------------

Total other assets                                           120,288         721,552       2,703,089           3,544,929
                                                       --------------  --------------  --------------      --------------

TOTAL ASSETS                                           $     623,287   $   2,963,948   $   3,485,546       $   7,072,781
                                                       ==============  ==============  ==============      ==============


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Line of credit                                                         $     674,000                       $     674,000
Bank loan                                                                    278,500                             278,500
Current maturities of obligations under capital leases                       118,488                             118,488
Current maturities of loans payable                                           44,827                              44,827
Current maturities of loans payable, related party                           170,946                             170,946
Accounts payable and accrued expenses                          4,491         896,079          41,011  a          941,581
Put option obligation
Deferred revenue                                                              40,263                              40,263
                                                       --------------  --------------  --------------      --------------

Total current liabilities                                      4,491       2,223,103          41,011           2,268,605

Stockholder loan                                                              39,161                              39,161
Loans payable, net of current maturities                                       3,392                               3,392
Loans payable, related party, net of
  current maturities                                                          33,006                              33,006
Obligations under capital leases, net of
  current maturities                                                          87,900                              87,900
Convertible loans payable - subordinated to bank                             425,000                             425,000
Put option obligation                                                        100,674                             100,674
                                                       --------------  --------------  --------------      --------------

Total liabilities                                              4,491       2,912,236          41,011           2,957,738
                                                       --------------  --------------  --------------      --------------

STOCKHOLDERS' EQUITY:
Common stock, $.001 par value                                  7,061                          (7,061) c           32,361
                                                                                              32,361  c


Common stock, no par                                                         812,790         800,000  a               --
                                                                                             (58,554) a
                                                                                           1,122,750  b
                                                                                           2,199,135  c
                                                                                             (12,000) c
                                                                                             (32,361) c
                                                                                          (4,831,760) c


Paid-in capital                                            6,579,681                      (6,579,681) c        4,831,760
                                                                                           4,831,760  c


Accumulated deficit                                       (5,967,946)       (749,078)      5,967,946  c         (749,078)

                                                       --------------  --------------  --------------      --------------
                                                             618,796          63,712       3,432,535           4,115,043

Treasury stock                                                               (12,000)         12,000  c
                                                       --------------  --------------  --------------      --------------

Total stockholders' equity                                   618,796          51,712       3,444,535           4,115,043
                                                       --------------  --------------  --------------      --------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $     623,287   $   2,963,948   $   3,485,546       $   7,072,781
                                                       ==============  ==============  ==============      ==============

                                 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                                   OPERATIONS WHITEWING ENVIRONMENTAL CORP. (FORMERLY
                                WHITEWING LABS, INC.) AND TOTAL RECYCLING SERVICE, INC.
                                        (FORMERLY TOTAL FILTER RECYCLING, INC.)


                                          FOR THE YEAR ENDED DECEMBER 31, 2001           FOR THE THREE MONTHS ENDED MARCH 31, 2002
                                                                 PRO                                            PRO
                                                                FORMA                                          FORMA
                                            HISTORICAL         ADJUST-  PRO FORMA            HISTORICAL        ADJUST-   PRO FORMA
                                         WW           TRS       MENTS  CONSOLIDATED        WW          TRS      MENTS   CONSOLIDATED
                                    ------------ ------------- ------- ------------    ----------- ----------- -------  ------------

Service revenue                                  $  2,261,932          $ 2,261,932                 $  799,744           $   799,744
Product sales                                       1,215,966            1,215,966                    418,106               418,106
                                                                                                                        ------------
Rental income                                         106,106              106,106                     27,938                27,938
                                    ------------ ------------- ------- ------------    ----------- ----------- -------  ------------

                                                    3,584,004            3,584,004                  1,245,788             1,245,788

Cost of goods and services sold                     2,112,544            2,112,544                    742,614               742,614
                                    ------------ ------------- ------- ------------    ----------- ----------- -------  ------------

Gross profit                                        1,471,460            1,471,460                    503,174               503,174
                                    ------------ ------------- ------- ------------    ----------- ----------- -------  ------------
Operating expenses:
  Selling, general and
    administrative expenses              49,464     1,454,267            1,503,731         56,842     667,687               724,529
  Depreciation and amortization                       195,761              195,761                     52,236                52,236
                                    ------------ ------------- ------- ------------    ----------- ----------- -------  ------------

Total operating expenses                 49,464     1,650,028            1,699,492         56,842     719,923               776,765
                                    ------------ ------------- ------- ------------    ----------- ----------- -------  ------------

Operating loss                          (49,464)     (178,568)            (228,032)       (56,842)   (216,749)             (273,591)

Other income (expense):
  Other income                                          3,253                3,253          6,874          20                 6,894
  Interest expense                                   (120,271)            (120,271)                   (29,788)              (29,788)
  Equity in earnings (loss)
    of affiliate                                       17,043               17,043                       (535)                 (535)
                                    ------------ ------------- ------- ------------    ----------- ----------- -------  ------------

Loss from continuing operations
  before income taxes                   (49,464)     (278,543)            (328,007)       (49,968)   (247,052)             (297,020)

Income taxes                                            2,479                2,479                        600                   600
                                    ------------ ------------- ------- ------------    ----------- ----------- -------  ------------

Loss from continuing operations     $   (49,464) $   (281,022)         $  (330,486)    $  (49,968) $ (247,652)          $  (297,620)
                                    ============ =============         ============    =========== ===========         =============

Basic and diluted loss per share    $     (0.01)                       $     (0.01)    $    (0.01)                     $      (0.01)
                                    ============                       ============    ===========                     =============

Weighted average shares outstanding   4,400,764                         29,700,764      7,061,443                        32,361,443
                                    ============                       ============    ===========                     =============

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. Basis of Pro Forma Presentation

On January 31, 2002, Whitewing Environmental Corp. (formerly Whitewing Labs, Inc.) ("WW") signed a Letter of Intent ("LOI") with Total Recycling Services, Inc. (formerly Total Filter Recycling, Inc.) ("TRS"). On May 3, 2002 WW entered into a Stock for Stock Exchange Agreement (the "Agreement") with TRS under substantially the same terms as the LOI. The merger between WW and TRS has been accounted for in the unaudited pro forma condensed consolidated financial statements by the purchase method of accounting as a reverse acquisition with TRS being the accounting acquirer and WW being the accounting acquiree (the legal acquirer), pursuant to the guidance in Statement of Financial Accounting Standards No. 141, "Business Combinations".

The unaudited pro forma condensed consolidated financial statements provide for the issuance of 25.3 million shares. WW's common stock was valued at approximately $2.2 million based on the number of WW's common shares outstanding at March 31, 2002, approximately 7 million, at an average closing price for a seven-day period ended March 12, 2002 ($.31). The date of the announcement of the merger was March 7, 2002.

The total estimated purchase price of the merger is as follows:

Value of WW common stock                    $ 2,199,000
TRS estimated transaction costs               1,123,000
                                            ------------
                                            $ 3,322,000
                                            ============

Under the purchase method of accounting, the total estimated purchase price as shown in the table above is allocated to WW's net tangible and intangible assets based on their estimated fair values as of the date of the completion of the merger. At the date of the transaction WW's only assets were cash, short-term investments, and a note receivable. The book value of these assets approximates fair value for the purpose of recording the purchase transaction.

Estimated purchase price allocation:

Net tangible assets of WW                   $   619,000
Goodwill                                      2,703,000
                                            ------------
                                            $ 3,322,000
                                            ============

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2002 is presented to give effect to the merger as if it occurred on March 31, 2002 and combines the historical balance sheet of WW and TRS at March 31, 2002. The unaudited pro forma condensed consolidated statement of operations of TRS and WW for the periods ended March 31, 2002 and December 31, 2001 is presented as if the combination had taken place on January 1, 2001.

In accordance with the Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets", goodwill recorded in this merger will not be amortized but instead will be tested for impairment at least annually (more frequently if certain indicators are present). In the event that the management of the consolidated company determines that the value of goodwill has become impaired, the consolidated company will incur an accounting charge for the amount of impairment during the fiscal quarter in which the determination is made.

2. Pro Forma Adjustments

Pro forma adjustments are necessary to reflect certain transactions that are required to occur prior to the effective date of the merger, to reflect the estimated purchase price and to reflect the transaction costs.

(a) Completion of a Private Placement by TRS

The Agreement required certain actions to take place prior to closing. One of the actions was for TRS to have competed a Private Placement in which TRS was to raise at least $600,000 of gross proceeds. On May 3, 2002, the date of closing, TRS raised $800,000. The adjustment reflects the sale of 160,000 share of common stock for $5 per share, net of transaction costs of $59,000.

(b) TRS Option to Investment Banker

On October 1, 2001, the Company granted an option to purchase 225,000 shares of common stock at an exercise price of $.01 to the investment bankers for services. The fair value of the stock option is $1,123,000 ($4.99 per share) as determined by reference to an option-pricing model. To determine the fair value of these option, the following assumptions were used: expected volatility of 0%; risk-free interest rate of 2.43% and expected life of approximately seven months.

(c) Acquisition of WW by TRS

TRS acquired WW for an aggregate consideration valued at approximately $3.3 million computed as follows:

    o WW had approximately 7 million outstanding shares, which were valued at $2.2 million based on the average value of the common stock based on an average share price for the seven-day trading period ending on March 12, 2002.

    o $1.1 million of value was assigned to an option given to the investment banker (adjustment b)

The adjustment also eliminates the historical deficit, and additional paid in capital of WW and records the fair value of WW tangible and intangible assets. WW's estimated fair value at March 31, 2002 approximates book value of $619,000.

On May 3, 2002, WW exchanged 28,000,000 shares of common stock for 1,400,000 shares of common stock of TRS. The pro forma condensed consolidated financial information presents WW exchanging 25,300,000 shares of common stock, based on the exchange ratio in the Agreement and the number of shares of common stock of TRS outstanding at March 31, 2002 adjusted for the private placement and options issued to the investment banker. The pro forma adjustments do not present the effect of the TRS convertible debt holders converting the debt into 85,000 shares of TRS's common stock or the issuance by TRS of 50,000 shares of common stock. Both of these transactions occurred subsequent to March 31, 2002. The purchase price is the same whether 28,000,000 or 25,300,000 is exchanged since the purchase price is based on the outstanding common stock of WW on the date of the closing of the merger.

3. Pro Forma Loss Per Share

Pro forma loss per share has been determined based on the amount of pro forma loss from continuing operations divided by the sum of the weighted average number of shares of WW outstanding during the periods plus the additional shares issued by WW in the acquisition. The pro forma condensed consolidated statement of operations does not include the 2001 loss from discontinued operations or gain from disposal of discontinued operations, as these are non-recurring.